Exhibit 99.1

Electronic Arts Reports Q3 FY23 Financial Results
REDWOOD CITY, CA – January 31, 2023 – Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its third fiscal quarter ended December 31, 2022.

“In Q3, EA delivered high-quality experiences, driving record engagement across some of our biggest franchises and growing our player network. While our teams delivered for our players, the current macro environment impacted Q3 results,” said Andrew Wilson, CEO of Electronic Arts. “As we navigate the short-term, we're focused on building for the long-term and remain confident about our future. With amazing talent, proven IP and growing player network, EA is operating from a position of strength.”

“As market uncertainty mounted during the quarter, we took measures to protect underlying profitability,” said Chris Suh, CFO. “We are prioritizing the player experience, directing investment to where it can have the most positive impact for our players and on growth.”

Selected Operating Highlights and Metrics

•Net bookings1 for the trailing twelve months was $7.146 billion, down 1% year-over-year.
•Live services and other net bookings for the trailing twelve months were up 4% year-over-year and represent 75% of total net bookings.
•The EA player network grew to more than 650 million at quarter end.
•EA SPORTS™ FIFA 23 is pacing to be the biggest title in franchise history and delivered record engagement in Q3.
•Our teams delivered two AAA titles, NHL 23 and Need for Speed Unbound, at quality, and provided 128 content updates across 36 titles.
•The Sims welcomed over 10 million new players into the community during the quarter, with daily active users, weekly active users and monthly active users all up double digits year-over-year.

Selected Financial Highlights and Metrics

•Net cash provided by operating activities was $1.123 billion for the quarter and $1.377 billion for the trailing twelve months.
•EA repurchased 2.6 million shares for $325 million during the quarter, bringing the total for the trailing twelve months to 10.2 million shares for $1.295 billion.
•EA paid a cash dividend of $0.19 per share during the quarter, for a total of $52 million.

Dividend

EA has declared a quarterly cash dividend of $0.19 per share of the Company’s common stock. The dividend is payable on March 22, 2023 to shareholders of record as of the close of business on March 1, 2023.

Quarterly Financial Highlights

	Three Months Ended
	December 31,
	2022	2021
(in $ millions, except per share amounts)
Full game	622	616
Live services and other	1,259	1,173
Total net revenue	1,881	1,789

Net income	204	66
Diluted earnings per share	0.73	0.23

Operating cash flow	1,123	1,534

Value of shares repurchased	325	325
Number of shares repurchased	2.6	2.4

The following GAAP-based financial data2 and tax rate of 19% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Three Months Ended December 31, 2022
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Total net revenue	1,881	—	461	—
Cost of revenue	568	(26)	—	(2)
Gross profit	1,313	26	461	2
Total operating expenses	1,024	(50)	—	(139)
Operating income	289	76	461	141
Interest and other income (expense), net	(7)	—	—	—
Income before provision for income taxes	282	76	461	141
Number of shares used in computation:
Diluted	278

Trailing Twelve Months Financial Highlights

	Twelve Months Ended
	December 31,
	2022	2021
(in $ millions)
Full game	2,003	1,805
Live services and other	5,374	4,707
Total net revenue	7,377	6,512

Net income	1,039	640

Operating cash flow	1,377	1,826

Value of shares repurchased	1,295	1,300
Number of shares repurchased	10.2	9.4

The following GAAP-based financial data2 was used internally by company management to adjust its GAAP results in order to assess EA’s operating results. During fiscal 2022, management used a tax rate of 18% and in fiscal 2023 a tax rate of 19%.

	Twelve Months Ended December 31, 2022
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
Total net revenue	7,377	—	(231)	—
Cost of revenue	1,763	(140)	—	(7)
Gross profit	5,614	140	(231)	7
Total operating expenses	4,092	(184)	—	(524)
Operating income	1,522	324	(231)	531
Interest and other income (expense), net	(21)	—	—	—
Income before provision for income taxes	1,501	324	(231)	531

Operating Metric

The following is a calculation of our total net bookings1 for the periods presented:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
(in $ millions)
Total net revenue	1,881	1,789	7,377	6,512
Change in deferred net revenue (online-enabled games)	461	788	(231)	742
Net bookings	2,342	2,577	7,146	7,254

Business Outlook as of January 31, 2023

EA announced a new release date for Star Wars Jedi: Survivor, which will launch globally on April 28th. More information is provided on EA’s blog at www.ea.com/news.

Fourth Quarter Fiscal Year 2023 Expectations – Ending March 31, 2023

Financial metrics:
•Net revenue is expected to be approximately $1.700 billion to $1.800 billion.
◦Change in deferred net revenue (online-enabled games) is expected to be approximately ($25) million.
•Net income is expected to be approximately $14 million to $55 million.
•Diluted earnings per share is expected to be approximately $0.05 to $0.20.
•The Company estimates a share count of 277 million for purposes of calculating fourth quarter fiscal 2023 diluted earnings per share.

Operational metric:
•Net bookings1 is expected to be approximately $1.675 billion to $1.775 billion
◦This guidance includes the shift of Star Wars Jedi: Survivor to Q1 FY24.

In addition, the following outlook for GAAP-based financial data2 and updated long-term tax rate of 19% are used internally by EA to adjust GAAP expectations to assess EA’s operating results and plan for future periods:

	Three Months Ending March 31, 2023
		GAAP-Based Financial Data*
	GAAP Guidance Range	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
(in $ millions)
Total net revenue	1,700 to 1,800	—	(25)	—
Cost of revenue	395 to 415	(25)	—	—
Operating expense	1,075 to 1,085	(35)	—	(140)
Income before provision for income taxes	235 to 304	60	(25)	140
Net income	14 to 55
Number of shares used in computation:
Diluted shares	277
*The mid-point of the range has been used for purposes of presenting the reconciling items.

Fiscal Year 2023 Expectations – Ending March 31, 2023

Financial metrics:
•Net revenue is expected to be approximately $7.252 billion to $7.352 billion.
◦Change in deferred net revenue (online-enabled games) is expected to be approximately ($182) million.
•Net income is expected to be approximately $828 million to $869 million.
•Diluted earnings per share is expected to be approximately $2.97 to $3.11.
•Operating cash flow is expected to be approximately $1.400 billion to $1.450 billion.
•The Company estimates a share count of 279 million for purposes of calculating fiscal year 2023 diluted earnings per share.

Operational metric:
•Net bookings1 is expected to be approximately $7.070 billion to $7.170 billion.

In addition, the following outlook for GAAP-based financial data2 and updated long-term tax rate of 19% are used internally by EA to adjust GAAP expectations to assess EA’s operating results and plan for future periods:

	Twelve Months Ending March 31, 2023
		GAAP-Based Financial Data*
	GAAP Guidance Range	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Stock-based compensation
(in $ millions)
Total net revenue	7,252 to 7,352	—	(182)	—
Cost of revenue	1,739 to 1,759	(120)	—	(5)
Operating expense	4,126 to 4,136	(167)	—	(541)
Income before provision for income taxes	1,380 to 1,449	287	(182)	546
Net income	828 to 869
Number of shares used in computation:
Diluted shares	279
*The mid-point of the range has been used for purposes of presenting the reconciling items.

Conference Call and Supporting Documents
Electronic Arts will host a conference call on January 31, 2023 at 2:00 pm PT (5:00 pm ET) to review its results for the third quarter ended December 31, 2022 and its outlook for the future. During the course of the call, Electronic Arts may disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number (888) 330-2446 (domestic) or (240) 789-2732 (international), using the conference code 5939891 or via webcast at EA’s IR Website at http://ir.ea.com.

EA has posted a slide presentation with a financial model of EA’s historical results and guidance on EA’s IR Website. EA will also post the prepared remarks and a transcript from the conference call on EA’s IR Website.

A dial-in replay of the conference call will be available until February 15, 2023 at (800) 770-2030 (domestic) or (647) 362-9199 (international) using pin code 5939891. An audio webcast replay of the conference call will be available for one year on EA’s IR Website.

Forward-Looking Statements

Some statements set forth in this release, including the information relating to EA’s expectations under the heading “Business Outlook as of January 31, 2023” and other information regarding EA's expectations contain forward-looking statements that are subject to change. Statements including words such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could” (and the negative of any of these terms), “future” and similar expressions also identify forward-looking statements. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements.

Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s products and services; the Company’s ability to develop and support digital products and services, including managing online security and privacy; outages of our products, services and technological infrastructure; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; governmental regulations; the effectiveness of the Company’s sales and marketing programs; timely development and release of the Company’s products and services; the Company’s ability to realize the anticipated benefits of, and integrate, acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; economic and geopolitical conditions; changes in our tax rates or tax laws; and other factors described in Part II, Item 1A of Electronic Arts’ latest Quarterly Report on Form 10-Q under the heading “Risk Factors”, as well as in other documents we have filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2022.

These forward-looking statements are current as of January 31, 2023. Electronic Arts assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2022. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended December 31, 2022.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers.

In fiscal year 2022, EA posted GAAP net revenue of approximately $7 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as EA SPORTS™ FIFA, Battlefield™, Apex Legends™, The Sims™, Madden NFL, Need for Speed™, Titanfall™, Plants vs. Zombies™ and F1®. More information about EA is available at www.ea.com/news.

EA SPORTS, Battlefield, Need for Speed, Apex Legends, The Sims, Titanfall and Plants vs. Zombies are trademarks of Electronic Arts Inc. STAR WARS © & TM 2015 Lucasfilm Ltd. All rights reserved. John Madden, NFL, FIFA and F1 are the property of their respective owners and used with permission.

For additional information, please contact:

Chris Evenden	Erin Rheaume
Vice President, Investor Relations	Director, Financial Communications
650-628-0255	650-628-7978
cevenden@ea.com	erheaume@ea.com

1 Net bookings is defined as the net amount of products and services sold digitally or sold-in physically in the period. Net bookings is calculated by adding total net revenue to the change in deferred net revenue for online-enabled games.

2 For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-K for the fiscal year ended March 31, 2022.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
(in $ millions, except per share data)

	Three Months Ended December 31,		Nine Months Ended December 31,

	2022	2021	2022	2021
Net revenue	1,881	1,789	5,552	5,166
Cost of revenue	568	631	1,344	1,440
Gross profit	1,313	1,158	4,208	3,726
Operating expenses:
Research and development	556	539	1,693	1,607
Marketing and sales	256	293	723	716
General and administrative	162	163	503	508
Amortization and impairment of intangibles	50	61	132	131
Total operating expenses	1,024	1,056	3,051	2,962
Operating income	289	102	1,157	764
Interest and other income (expense), net	(7)	(11)	(12)	(39)
Income before provision for income taxes	282	91	1,145	725
Provision for income taxes	78	25	331	161
Net income	204	66	814	564
Earnings per share
Basic	0.74	0.23	2.93	1.99
Diluted	0.73	0.23	2.92	1.97
Number of shares used in computation
Basic	276	283	278	284
Diluted	278	285	279	287

Results (in $ millions, except per share data)
The following table reports the variance of the actuals versus our guidance provided on November 1, 2022 for the three months ended December 31, 2022 plus a comparison to the actuals for the three months ended December 31, 2021.

	Three Months Ended December 31,
	2022 Guidance (Mid-Point)		2022 Actuals	2021 Actuals
		Variance
Net revenue
Net revenue	1,875	6	1,881	1,789
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	600	(139)	461	788
Cost of revenue
Cost of revenue	570	(2)	568	631
GAAP-based financial data
Acquisition-related expenses	(30)	4	(26)	(44)
Stock-based compensation	—	(2)	(2)	(1)
Operating expenses
Operating expenses	1,085	(61)	1,024	1,056
GAAP-based financial data
Acquisition-related expenses	(35)	(15)	(50)	(61)
Stock-based compensation	(150)	11	(139)	(128)
Income before tax
Income before tax	219	63	282	91
GAAP-based financial data
Acquisition-related expenses	65	11	76	105
Change in deferred net revenue (online-enabled games)[1]	600	(139)	461	788
Stock-based compensation	150	(9)	141	129
Tax rate used for management reporting	19%		19%	18%
Earnings per share
Basic	0.51	0.23	0.74	0.23
Diluted	0.51	0.22	0.73	0.23
Number of shares used in computation
Basic	277	(1)	276	283
Diluted	279	(1)	278	285

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily         equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(in $ millions)

	December 31, 2022	March 31, 2022[2]
ASSETS
Current assets:
Cash and cash equivalents	2,202	2,732
Short-term investments	351	330
Receivables, net	836	650
Other current assets	453	439
Total current assets	3,842	4,151
Property and equipment, net	553	550
Goodwill	5,380	5,387
Acquisition-related intangibles, net	735	962
Deferred income taxes, net	2,443	2,243
Other assets	517	507
TOTAL ASSETS	13,470	13,800

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	62	101
Accrued and other current liabilities	1,243	1,388
Deferred net revenue (online-enabled games)	1,808	2,024
Total current liabilities	3,113	3,513
Senior notes, net	1,879	1,878
Income tax obligations	525	386
Deferred income taxes, net	1	1
Other liabilities	401	397
Total liabilities	5,919	6,175

Stockholders’ equity:
Common stock	3	3
Retained earnings	7,585	7,607
Accumulated other comprehensive income (loss)	(37)	15
Total stockholders’ equity	7,551	7,625
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	13,470	13,800

2Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
(in $ millions)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2022	2021	2022	2021
OPERATING ACTIVITIES
Net income	204	66	814	564
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, accretion and impairment	122	146	363	345
Stock-based compensation	141	129	406	403
Change in assets and liabilities
Receivables, net	90	56	(186)	(390)
Other assets	(28)	(24)	(53)	(75)
Accounts payable	(74)	(51)	(21)	(9)
Accrued and other liabilities	297	433	28	183
Deferred income taxes, net	(47)	—	(203)	(140)
Deferred net revenue (online-enabled games)	418	779	(215)	574
Net cash provided by operating activities	1,123	1,534	933	1,455

INVESTING ACTIVITIES
Capital expenditures	(48)	(48)	(160)	(135)
Proceeds from maturities and sales of short-term investments	77	65	243	1,193
Purchase of short-term investments	(90)	(69)	(263)	(438)
Acquisitions, net of cash acquired	—	3	—	(3,391)
Net cash used in investing activities	(61)	(49)	(180)	(2,771)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	3	3	47	44
Cash dividends paid	(52)	(48)	(158)	(145)
Cash paid to taxing authorities for shares withheld from employees	(44)	(72)	(161)	(193)
Repurchase and retirement of common stock	(325)	(325)	(970)	(975)
Net cash used in financing activities	(418)	(442)	(1,242)	(1,269)

Effect of foreign exchange on cash and cash equivalents	19	(3)	(41)	(5)
Change in cash and cash equivalents	663	1,040	(530)	(2,590)
Beginning cash and cash equivalents	1,539	1,630	2,732	5,260
Ending cash and cash equivalents	2,202	2,670	2,202	2,670

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q3	Q4	Q1	Q2	Q3	YOY %
	FY22	FY22	FY23	FY23	FY23	Change
Net revenue
Net revenue	1,789	1,825	1,767	1,904	1,881	5%
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	788	(74)	(468)	(150)	461
Gross profit
Gross profit	1,158	1,406	1,453	1,442	1,313	13%
Gross profit (as a % of net revenue)	65%	77%	82%	76%	70%
GAAP-based financial data
Acquisition-related expenses	44	45	30	39	26
Change in deferred net revenue (online-enabled games)[1]	788	(74)	(468)	(150)	461
Stock-based compensation	1	2	2	1	2
Operating income
Operating income	102	365	441	427	289	183%
Operating income (as a % of net revenue)	6%	20%	25%	22%	15%
GAAP-based financial data
Acquisition-related expenses	105	97	69	82	76
Change in deferred net revenue (online-enabled games)[1]	788	(74)	(468)	(150)	461
Stock-based compensation	129	125	125	140	141
Net income
Net income	66	225	311	299	204	209%
Net income (as a % of net revenue)	4%	12%	18%	16%	11%
GAAP-based financial data
Acquisition-related expenses	105	97	69	82	76
Change in deferred net revenue (online-enabled games)[1]	788	(74)	(468)	(150)	461
Stock-based compensation	129	125	125	140	141
Tax rate used for management reporting	18%	18%	19%	19%	19%
Diluted earnings per share	0.23	0.80	1.11	1.07	0.73	217%
Number of shares used in computation
Basic	283	281	279	278	276
Diluted	285	283	281	279	278

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q3	Q4	Q1	Q2	Q3	YOY %
	FY22	FY22	FY23	FY23	FY23	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by composition
Full game downloads	400	312	237	328	423	6%
Packaged goods	216	126	104	274	199	(8%)
Full game	616	438	341	602	622	1%
Live services and other	1,173	1,387	1,426	1,302	1,259	7%
Total net revenue	1,789	1,825	1,767	1,904	1,881	5%
Full game	34%	24%	19%	32%	33%
Live services and other	66%	76%	81%	68%	67%
Total net revenue %	100%	100%	100%	100%	100%
GAAP-based financial data
Full game downloads	179	(103)	(111)	17	45
Packaged goods	105	(68)	(65)	16	20
Full game	284	(171)	(176)	33	65
Live services and other	504	97	(292)	(183)	396
Total change in deferred net revenue (online-enabled games) by composition[1]	788	(74)	(468)	(150)	461

Net revenue by platform
Console	1,138	1,092	1,042	1,161	1,152	1%
PC & Other	374	420	402	423	435	16%
Mobile	277	313	323	320	294	6%
Total net revenue	1,789	1,825	1,767	1,904	1,881	5%
GAAP-based financial data
Console	608	(86)	(405)	(134)	423
PC & Other	137	3	(54)	8	29
Mobile	43	9	(9)	(24)	9
Total change in deferred net revenue (online-enabled games) by platform[1]	788	(74)	(468)	(150)	461

1The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q3	Q4	Q1	Q2	Q3	YOY %
	FY22	FY22	FY23	FY23	FY23	Change
CASH FLOW DATA
Operating cash flow	1,534	444	(78)	(112)	1,123	(27%)
Operating cash flow - TTM	1,826	1,899	1,964	1,788	1,377	(25%)
Capital expenditures	48	53	59	53	48	—
Capital expenditures - TTM	166	188	203	213	213	28%
Repurchase and retirement of common stock	325	325	320	325	325	—
Cash dividends paid	48	48	53	53	52	8%
DEPRECIATION
Depreciation expense	41	42	44	45	46	12%
BALANCE SHEET DATA
Cash and cash equivalents	2,670	2,732	2,082	1,539	2,202
Short-term investments	346	330	334	335	351
Cash and cash equivalents, and short-term investments	3,016	3,062	2,416	1,874	2,553	(15%)
Receivables, net	965	650	579	919	836	(13%)
STOCK-BASED COMPENSATION
Cost of revenue	1	2	2	1	2
Research and development	86	84	81	95	95
Marketing and sales	14	13	13	16	15
General and administrative	28	26	29	28	29
Total stock-based compensation	129	125	125	140	141